Exhibit 10.48

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Flare System Modification Implementation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00031 DATE OF CHANGE ORDER: January 17, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree to implement changes to the CCL Wet & Dry Flares, for the new maintenance scenarios provided by CCL. For the West 7 Dry Flares, a new compressor station will be added, consisting of two 50% compressors (8300 scfm @ 125 psig).

2.	The scope of this Change Order is as detailed in Exhibit A.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed on Trend no. S1-1178 (dated 12 Dec 2016), and an additional cost of $1,115,000, associated with an expediting fee to be paid to Zeeco.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00030)		$646,323,372
The Contract Price prior to this Change Order was		$7,727,153,372
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,758,174,990

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00030)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00030)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00030)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
Senior VP LNG E+C	SVP
Title	Title
February 28, 2017	January 18, 2017
Date of Signing	Date of Signing